UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	March 31,
	2003	2002
	(Dollars in thousands)
Assets
Cash and due from banks	$ 842,860	$ 671,419
Interest-bearing deposits at financial institutions	105,452	78,052
Federal funds sold and securities purchased under agreements to resell	43,885	24,937
Trading account assets	294,669	253,334
Loans held for resale	2,081,114	1,191,794
Available for sale securities	6,083,615	4,828,814
Loans:
Commercial, financial and agricultural	5,176,219	5,082,746
Foreign	188,366	340,857
Accounts receivable - factoring	732,154	675,899
Real estate - construction	2,313,278	2,245,889
Real estate - mortgage
Secured by 1-4 family residential	4,281,303	5,163,616
Non-farm, nonresidential properties	5,098,396	4,896,649
Multi-family (5 or more) residential	822,713	841,370
Secured by farmland	482,903	467,118
Home Equity	1,674,379	1,028,002
Consumer	1,900,904	2,225,097
Direct lease financing	67,012	99,913
Total loans	22,737,627	23,067,156
Less: Unearned income	(23,012)	(20,800)
Allowance for losses on loans	(350,962)	(351,452)
Net loans	22,363,653	22,694,904
Premises and equipment, net	532,663	553,742
Accrued interest receivable	204,454	222,820
Mortgage servicing rights, net	240,287	184,981
Goodwill, net	743,212	715,000
Other intangibles, net	183,441	206,308
Other assets	441,523	436,647
Total assets	$ 34,160,828	$ 32,062,752

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 5,109,821	$ 4,369,138
Time deposits of $100,000 and over	1,636,165	1,681,139
Other interest-bearing	17,797,243	17,711,608
Total deposits	24,543,229	23,761,885
Short-term borrowings	2,512,290	1,654,296
Short- and medium-term senior notes	601,300	-
Federal Home Loan Bank advances	959,687	1,460,856
Other long-term debt	1,201,349	1,273,849
Accrued interest, expenses and taxes	258,630	281,891
Other liabilities	794,784	395,579
Total liabilities	30,871,269	28,828,356

Commitments and contingent liabilities	-	-

Shareholders' equity
Convertible preferred stock	10,110	13,404
Common stock, $5 par value; 300,000,000 shares authorized; 198,737,222 issued and outstanding (205,215,341 at March 31, 2002)	993,686	1,026,077
Additional paid-in capital	542,265	538,057
Retained earnings	1,706,733	1,623,602
Unearned compensation	(21,603)	(12,553)
Accumulated other comprehensive income	58,368	45,809
Total shareholders' equity	3,289,559	3,234,396
Total liabilities and shareholders' equity	$ 34,160,828	$ 32,062,752

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)

	Three Months Ended
	March 31,
	2003	2002
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 342,309	$ 393,659
Interest on investment securities
Taxable	51,757	55,041
Tax-exempt	8,633	13,145
Interest on deposits at financial institutions	452	576
Interest on federal funds sold and securities purchased under agreements to resell	155	698
Interest on trading account assets	2,287	2,278
Interest on loans held for resale	28,009	22,527
Total interest income	433,602	487,924

Interest expense
Interest on deposits	80,412	121,649
Interest on short-term borrowings	9,272	7,903
Interest on long-term debt	32,613	38,277
Total interest expense	122,297	167,829

Net interest income	311,305	320,095
Provision for losses on loans	48,649	44,991

Net interest income after provision for losses on loans	262,656	275,104

Noninterest income
Service charges on deposit accounts	57,722	52,293
Mortgage banking revenue	86,475	49,662
Factoring commissions and fees	9,900	9,025
Professional employment organization, net revenues	6,391	5,454
Bankcard transaction fees	9,683	8,012
Trust service income	6,803	7,237
Investment securities gains	18,956	9,236
Investment and insurance services	10,931	12,251
Other income	24,484	22,203
Total noninterest income	231,345	175,373

Noninterest expense
Salaries and employee benefits	136,918	132,763
Net occupancy expense	25,743	25,808
Equipment expense	20,194	21,055
Other intangibles amortization	5,290	5,458
Mortgage servicing rights impairment (recovery)	71,535	(5,237)
Other expense	91,781	86,006
Total noninterest expense	351,461	265,853

Earnings before income taxes	142,540	184,624
Income taxes	8,829	57,122
Net earnings	$ 133,711	$ 127,502

Net earnings applicable to common shares	$ 133,510	$ 127,268

Earnings per common share
Basic	$ .67	$ .61
Diluted	.67	.61

Dividends per common share	.33	.33

Average common shares outstanding (in thousands)
Basic	198,549	205,449
Diluted	200,355	208,363

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended March 31,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 186,914	$ 452	0.98%	$ 60,188	$ 576	3.88%
Federal funds sold and securities purchased under agreements to resell	49,840	155	1.26	163,739	698	1.73
Trading account assets	250,235	2,287	3.71	229,104	2,278	4.03
Loans held for resale	2,030,213	28,009	5.60	1,417,299	22,526	6.45
Investment securities (1), (2)
Taxable securities	4,394,265	51,757	4.78	3,536,217	55,041	6.31
Tax-exempt securities	690,028	13,106	7.70	1,013,687	20,065	8.03
Total investment securities	5,084,293	64,863	5.17	4,549,904	75,106	6.69

Commercial, financial and agricultural loans	5,180,711	60,993	4.77	5,058,284	70,775	5.67
Foreign loans	209,377	1,362	2.64	341,090	3,476	4.13
Accounts receivable - factoring	679,816	12,876	7.68	624,669	12,329	8.00
Real estate - construction loans	2,269,957	30,081	5.37	2,199,492	34,499	6.36
Real estate - mortgage loans
Secured by 1-4 family residential	4,386,125	81,261	7.51	5,236,125	104,583	8.10
Non-farm, non-residential properties	5,060,147	77,747	6.23	4,843,725	85,286	7.14
Multifamily (5 or more) residential	834,464	12,880	6.26	841,185	13,405	6.46
Secured by farmland	486,779	7,750	6.46	465,828	7,951	6.92
Home equity	1,600,416	18,451	4.68	980,633	13,190	5.45
Consumer loans	1,955,312	38,835	8.05	2,272,753	47,799	8.53
Direct lease financing	69,735	1,114	6.48	102,295	1,650	6.54
Loans, net of unearned income (1), (3), (4)	22,732,839	343,350	6.13	22,966,079	394,943	6.97
Total earning assets (1), (2), (3), (4)	30,334,334	439,116	5.87	29,386,313	496,127	6.85
Cash and due from banks	664,796			879,383
Premises and equipment, net	539,439			556,288
Allowance for losses on loans	(329,786)			(341,518)
Goodwill and other intangibles, net	870,037			923,767
Other assets	1,153,178			1,022,455
Total assets	$ 33,231,998			$ 32,426,688

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,722,316	15,674	1.11	$ 5,790,702	26,334	1.84
Interest-bearing checking	3,462,093	4,729	0.55	3,338,516	9,111	1.11
Savings deposits	1,408,927	1,755	0.51	1,348,342	3,886	1.17
Time deposits of $100,000 and over	1,643,022	12,768	3.15	1,727,563	16,192	3.80
Other time deposits	6,345,182	45,486	2.91	6,992,927	66,126	3.83
Total interest-bearing deposits	18,581,540	80,412	1.76	19,198,050	121,649	2.57
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,547,340	7,722	1.23	2,062,268	7,642	1.50
Other	779,259	1,550	0.81	87,999	261	1.20
Total short-term debt	3,326,599	9,272	1.13	2,150,267	7,903	1.49
Long-term debt
Federal Home Loan Bank advances	959,857	6,864	2.90	1,461,060	15,422	4.28
Subordinated capital notes	975,030	16,578	6.90	974,037	17,556	7.31
Medium-term senior notes	599,974	6,844	4.63	-	-	-
Trust Preferred Securities	209,713	1,819	3.52	199,120	4,128	8.41
Other	29,552	508	6.97	101,210	1,171	4.69
Total long-term debt	2,774,126	32,613	4.77	2,735,427	38,277	5.67

Total interest-bearing liabilities	24,682,265	122,297	2.01	24,083,744	167,829	2.83
Noninterest-bearing demand deposits	4,672,871	-		4,417,321	-
Total sources of funds	29,355,136	122,297		28,501,065	167,829
Other liabilities	696,720			706,267
Shareholders' equity
Preferred stock	10,158			14,351
Common equity	3,169,984			3,205,005
Total shareholders' equity	3,180,142			3,219,356
Total liabilities and shareholders' equity	$ 33,231,998			$ 32,426,688
Net interest income (1)		$ 316,819			$ 328,298
Net interest rate spread (1)			3.86%			4.02%
Net interest margin (1)			4.24%			4.53%

Taxable-equivalent adjustments
Loans		$ 1,041			$ 1,284
Investment securities		4,473			6,920
Total		$ 5,514			$ 8,204

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized	(4) Includes loans on nonaccrual status.
gain (loss) on available for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended
	March 31,
	2003	2002
ASSET QUALITY
Nonperforming assets (1)
Nonaccrual loans	$ 242,164	$ 271,925
Restructured loans	481	2,892
Foreclosed properties	69,671	61,400
Total nonperforming assets	$ 312,316	$ 336,217

Loans 90 days past due and not on nonaccrual status (1)	$ 203,927	$ 187,630

FHA/VA Loans
Nonaccrual	576	1,824
90 days past due and not on nonaccrual status	62,099	38,941

Net charge-offs of loans	48,649	35,439

Allowance for losses on loans to loans (1)	1.56%	1.53%
Nonperforming loans to loans (1)	1.08	1.20
Nonperforming assets to loans and foreclosed properties (1)	1.39	1.46
Net charge-offs as a percentage of average loans (1)	.88	0.63

Selected financial ratios
Net earnings
Return on average assets	1.63	1.59
Return on average common equity	17.08	16.10
Tier 1 capital to quarterly average risk weighted assets	10.04	9.99
Expense ratio	1.28	.94
Efficiency ratio	61.28	49.80
Leverage ratio	8.00	7.85
Shareholders' equity to total assets	9.63	10.09

SUPPLEMENTAL DATA
Tier 1 capital	$ 2,578,818	$2,467,179

Per common share data
Cash dividends paid	0.33	0.33
Book value	16.50	15.70

(1) Excludes FHA/VA government-insured/guaranteed loans.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-end balance	Year-to-date average balance
	March 31, 2003	March 31, 2003
Federal funds purchased	$ 1,168,656	$ 1,212,513
Securities sold under agreement to repurchase	1,294,096	1,334,827
Short-term Federal Home Loan Bank advances	-	456,667
Other short-term debt	49,538	322,592
	$ 2,512,290	$ 3,326,599

Other Long-term borrowings include:	Period-end balance	Year-to-date average balance
	March 31, 2003	March 31, 2003
Subordinated notes	$ 973,835	$ 975,030
Trust preferred securities (TRuPs)	210,186	209,713
Asset back certificates	16,667	28,890
Other long-term debt	661	662
	$ 1,201,349	$ 1,214,295

Full-time equivalent employees	10,786
Bank branches	754
ATM locations	957

Closing Stock Prices
High stock price - Year-to-date	$ 29.90
Low stock price - Year-to-date	26.24

High stock price - Quarter-to-date	29.90
Low stock price - Quarter-to-date	26.24

Parent company equity in subsidiaries	3,327,483

All share and per share data in the Earnings Release and the Financial Attachment has been adjusted to reflect the three-for-two stock split completed in the second quarter of 2002.

First quarter 2002 financial statements and data have been restated, as required, to reflect the impact of Statement of Financial Accounting Standard No. 147 issued in October 2002.